UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 28, 2023

(Date of earliest event reported)

BANK5 2023-5YR3

(Central Index Key Number 0001991524)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-261279-04	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On September 28, 2023, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of September 1, 2023 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BANK5 2023-5YR3, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR3 (the “Certificates”). The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest.

The Publicly Offered Certificates were sold to BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“Citi”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 19, 2023, among the Registrant, Bank of America, National Association (“BANA”) and the Underwriters.

The Privately Offered Certificates were sold to BOAS, Morgan Stanley, WFS, Citi, Academy and Drexel, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 19, 2023, among the Registrant, BANA and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The RR Interest was transferred by the Registrant to BANA, Morgan Stanley Bank, N.A., Wells Fargo Bank, National Association (“WFB”) and Citi Real Estate Funding Inc. (“CREFI”) in one or more transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK5 2023-5YR3, a common law trust fund formed on September 28, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty-six (36) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-five (65) commercial and/or multifamily properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from BANA, Morgan Stanley Mortgage Capital Holdings LLC, WFB and CREFI.

On September 28, 2023, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $762,847,000. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,471,845, were approximately $790,533,105. Of the expenses paid by the Registrant, $4,228,610 were paid to or for the Underwriters and $1,243,235 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: September 19, 2023) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated September 19, 2023 and as filed with the Securities and Exchange Commission on September 19, 2023. The related registration statement (file no. 333-261279) was originally declared effective on December 17, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2023.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2023 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2023	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2023.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2023 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)